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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2002
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


    Delaware                      333-63602                   74-2440850
--------------------------------------------------------------------------------
 (State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)            Identification No.)
 incorporation)


       101 Hudson Street, 33rd Floor
             Jersey City, NJ                                 07302
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 (Address of principal executive offices)                  Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.(1)
         ----------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602)(the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $1,205,157,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 3-A3, Class 4-A, Class 5-A, Class B1-I, Class B2-I, Class B1-II, Class B2-II, Class B1-III, Class B2-III, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-1A on January 30, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated November 26, 2001, as supplemented by the Prospectus Supplement, dated January 28, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 30, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, Wells Fargo Bank Minnesota, N.A., as securities administrator and Bank One, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 3-A3, Class 4-A, Class 5-A, Class B1-I, Class B2-I, Class B4-I, Class B5-I, Class B6-I, Class B1-II, Class B2-II, Class B4-II, Class B5-II, Class B6-II, Class B1-III, Class B2-III, Class B4-III, Class B5-III, Class B6-III, Class B3 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,217,864,860 as of January 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


------------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.




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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:
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


                    1.1                        Terms Agreement, dated January 28, 2002, between Structured Asset
                                               Securities Corporation, as Depositor, and Lehman Brothers Inc., as
                                               the Underwriter.

                    4.1                        Trust Agreement, dated as of January 1, 2002, among Structured Asset
                                               Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                                               Master Servicer, Wells Fargo Bank Minnesota, N.A., as Securities
                                               Administrator and Bank One, National Association, as Trustee.

                    99.1                       Mortgage Loan Sale and Assignment Agreement, dated as of January 1,
                                               2002, between Lehman Brothers Bank FSB, as Seller, and Structured
                                               Asset Securities Corporation, as Purchaser.

                    99.2                       Mortgage Loan Sale and Assignment Agreement, dated as of January 1,
                                               2002, between Lehman Capital, A Division of Lehman Brothers Holdings
                                               Inc., as Seller and Structured Asset Securities Corporation, as
                                               Purchaser.

                    99.3                       Servicing Agreement, dated as of January 1, 2002, among Lehman
                                               Brothers Bank FSB, Lehman Capital, A Division of Lehman Brothers
                                               Holdings Inc. and Aurora Loan Services Inc.

                    99.4                       Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                                               Bank of America, N.A., Lehman Brothers Bank FSB, Bank One, National
                                               Association and Aurora Loan Services Inc.

                    99.5                       Reconstituted Servicing Agreement, dated as of January 1,
                                               2002, among Cendant Mortgage Corporation, Lehman Brothers Bank
                                               FSB, Bank One, National Association and Aurora Loan Services Inc.

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


                    99.6                       Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                                               Greenpoint Mortgage Funding, Inc., Lehman Brothers Bank FSB, Bank
                                               One, National Association and Aurora Loan Services Inc.

                    99.7                       Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                                               National City Mortgage Co., Inc., Lehman Brothers Bank FSB, Bank One,
                                               National Association and Aurora Loan Services Inc.

                    99.8                       Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                                               Washington Mutual Bank, FA, Lehman Brothers Bank FSB, Bank One,
                                               National Association and Aurora Loan Services Inc.

                    99.9                       Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                                               Wells Fargo Home Mortgage, Inc., Lehman Brothers Bank FSB, Bank One,
                                               National Association and Aurora Loan Services Inc.

                    99.10                      Participation Servicing Agreement, dated as of January 1,
                                               2002, among Lehman Brothers Bank FSB, Structured Asset Securities
                                               Corporation and Aurora Loan Services Inc.

                    99.11                      Mortgage Loan Sale and Servicing Agreement, dated as of January
                                               17, 2001, between Lehman Brothers Bank FSB and Bank of America, N.A.

                    99.12                      Mortgage Loan Sale and Servicing Agreement, dated as of February 15,
                                               2001, by and between Lehman Brothers Bank FSB and Bank of America, N.A.

                    99.13                      Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of March 29, 2001, among Lehman Brothers Bank FSB, Cendant
                                               Mortgage Corporation and Bishop's Gate Residential Mortgage Trust
                                               (formerly known as Cendant Residential Mortgage Trust).

                    99.14                      Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May 29, 2001, among Lehman Brothers Bank FSB, Cendant
                                               Mortgage Corporation and Bishop's Gate Residential Mortgage Trust
                                               (formerly known as Cendant Residential Mortgage Trust).

                    99.15                      Amendment No. 1, dated as of June 18, 2001, to the Mortgage Loan Flow
                                               Purchase, Sale & Servicing Agreement, among Lehman Brothers Bank FSB,
                                               Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage
                                               Trust (formerly known as Cendant Residential Mortgage Trust).

                    99.16                      Flow Interim Servicing Agreement, dated as of December 12, 2001, between Lehman Brothers Bank FSB and Greenpoint Mortgage Funding, Inc.

                    99.17                      Seller's Warranties and Servicing Agreement, dated as of August 1,
                                               2001, between the Bank and National City Home Mortgage Co.

                    99.18                      Servicing Agreement, dated as of January 1, 2001, between Lehman
                                               Brothers Bank FSB and Washington Mutual Bank, FA.

                    99.19                      Amendment No. 1, dated as of December 1, 2001, to the Servicing
                                               Agreement, dated as of January 1, 2001, between Lehman Brothers Bank
                                               FSB and Washington Mutual Bank, FA.

                    99.20                      Seller's Warranties and Servicing Agreement, dated as of March 1,
                                               2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers
                                               Bank FSB.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES CORPORATION


                                      By:      /s/ Stanley P. Labanowski
                                               ----------------------------
                                      Name:    Stanley  P. Labanowski
                                      Title:   Senior Vice President

Date:  February 14, 2002


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                                  EXHIBIT INDEX
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Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                       Terms Agreement, dated January 28, 2002, between Structured Asset
                          Securities Corporation, as Depositor, and Lehman Brothers Inc., as the
                          Underwriter.

4.1                       Trust Agreement, dated as of January 1, 2002, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer, Wells Fargo Bank Minnesota, N.A., as Securities
                          Administrator and Bank One, National Association, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2002, between Lehman Brothers Bank FSB, as Seller, and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                          Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3                      Servicing Agreement, dated as of January 1, 2002, among Lehman Brothers
                          Bank FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and
                          Aurora Loan Services Inc.

99.4                      Reconstituted Servicing Agreement, dated as of January 1, 2002, among Bank of America, N.A., Lehman Brothers Bank FSB, Bank One, National Association
                          and Aurora Loan Services Inc.

99.5                      Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                          Cendant Mortgage Corporation, Lehman Brothers Bank FSB, Bank One,
                          National Association and Aurora Loan Services Inc.

99.6                      Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                          Greenpoint Mortgage Funding, Inc., Lehman Brothers Bank FSB, Bank One,
                          National Association and Aurora Loan Services Inc.

99.7                      Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                          National City Mortgage Co., Inc., Lehman Brothers Bank FSB, Bank One,
                          National Association and Aurora Loan Services Inc.

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

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
99.8                      Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                          Washington Mutual Bank, FA, Lehman Brothers Bank FSB, Bank One, National
                          Association and Aurora Loan Services Inc.

99.9                      Reconstituted Servicing Agreement, dated as of January 1, 2002, among
                          Wells Fargo Home Mortgage, Inc., Lehman Brothers Bank FSB, Bank One,
                          National Association and Aurora Loan Services Inc.

99.10                     Participation Servicing Agreement, dated as of January 1, 2002, among
                          Lehman Brothers Bank FSB, Structured Asset Securities Corporation and
                          Aurora Loan Services Inc.

99.11                     Mortgage Loan Sale and Servicing Agreement, dated as of January 17,
                          2001, between Lehman Brothers Bank FSB and Bank of America, N.A.

99.12                     Mortgage Loan Sale and Servicing Agreement, dated as of February 15,
                          2001, by and between Lehman Brothers Bank FSB and Bank of America, N.A.

99.13                     Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of
                          March 29, 2001, among Lehman Brothers Bank FSB, Cendant Mortgage
                          Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

99.14                     Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of
                          May 29, 2001, among Lehman Brothers Bank FSB, Cendant Mortgage
                          Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

99.15                     Amendment No. 1, dated as of June 18, 2001, to the Mortgage Loan Flow
                          Purchase, Sale & Servicing Agreement, dated as of May 29, 2001, among
                          Lehman Brothers Bank FSB, Cendant Mortgage Corporation and Bishop's
                          Gate Residential Mortgage Trust (formerly known as Cendant Residential
                          Mortgage Trust).

99.16                     Flow Interim Servicing Agreement, dated as of December 12, 2001, between
                          Lehman Brothers Bank FSB and Greenpoint Mortgage Funding, Inc.

99.17                     Seller's Warranties and Servicing Agreement, dated as of August 1, 2001, between the Bank and National City Home Mortgage Co.

99.18                     Servicing Agreement, dated as of January 1, 2001, between Lehman Brothers
                          Bank FSB and Washington Mutual Bank, FA.

99.19                     Amendment No. 1, dated as of December 1, 2001, to the Servicing Agreement, dated as of January 1, 2001, between Lehman Brothers Bank FSB and
                          Washington Mutual Bank, FA.

99.20                     Seller's Warranties and Servicing Agreement, dated as of March 1, 2001, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB.

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